UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2024

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Liberty Blvd #230

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

On August 14, 2024, Galera Therapeutics, Inc. (“Galera” or “the Company”) announced its financial results for the quarter ended June 30, 2024. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2024, the Company notified Christopher Degnan, the Company’s Chief Financial Officer and principal financial officer, that his position is being eliminated, effective August 31, 2024, in order to save costs as the Company moves forward with the dissolution of the Company, as described below. The Company expects to enter into a consulting arrangement with Mr. Degnan pursuant to which he will continue to provide services to the Company in furtherance of its wind-up activities.

Item 8.01.	Other Events.

On August 8, 2024, the Company’s board of directors (the “Board”) determined that it is in the best interests of the Company’s stockholders for the Company to dissolve, wind-up its business and affairs and distribute to stockholders any assets remaining after paying or providing for payment of its creditors.

The Board unanimously approved a formal plan of liquidation and dissolution (the “Plan of Dissolution”) in respect of the dissolution, subject to the approval of the Company’s stockholders. The Company plans to hold a special meeting of stockholders (the “Special Meeting”) on or around October 17, 2024 to seek approval of the dissolution of the Company and the Plan of Dissolution and will file proxy materials relating to the Special Meeting with the Securities and Exchange Commission (the “SEC”). A copy of the Plan of Dissolution will be filed with such proxy materials. The Board reserves the right to abandon the proposed dissolution and the Plan of Dissolution, even if approved by the Company’s stockholders, if the Board, in its discretion, determines that the dissolution of the Company or the Plan of Dissolution is no longer in the best interests of the Company and its stockholders.

Additional Information About the Dissolution and Where to Find It

This communication is being made in respect of the proposed Plan of Dissolution. Galera expects to file with the SEC a definitive proxy statement and other relevant documents in connection with the Plan of Dissolution. The definitive proxy statement will be sent or given to the stockholders of Galera and will contain important information about the proposed Plan of Dissolution and related matters. INVESTORS AND STOCKHOLDERS OF GALERA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GALERA AND THE PLANNED DISSOLUTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Galera with the SEC at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Galera and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Plan of Dissolution. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Galera’s stockholders in connection with the proposed Plan of Dissolution will be set forth in Galera’s definitive proxy statement for its stockholder meeting at which the proposed Plan of Dissolution will be submitted for approval by Galera’s stockholders. You may also find additional information about Galera’s directors and executive officers in Galera’s Annual Report on Form 10-K for the year ended December 31, 2023, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Plan of Dissolution, the Special Meeting, management transitions, and the timing of any of the foregoing. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and other important factors, including those factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on information available to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release of Galera Therapeutics, Inc. issued August 14, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: August 14, 2024	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer